EXHIBIT 99.1

                                                                  [COMPANY LOGO]

FOR IMMEDIATE RELEASE




           INTERLAND, INC. REPORTS FISCAL YEAR 2004 FINANCIAL RESULTS
                4TH QUARTER NET CASH FROM OPERATIONS $2.5 MILLION



ATLANTA (NOVEMBER 15, 2004) - Interland, Inc. (Nasdaq:INLD), a leading provider of business-class Web hosting and online services to small and medium sized enterprises (SMEs), today announced its financial results for its fourth fiscal quarter of 2004 and annual results for the fiscal year ended on August 31, 2004.

The company reported revenues of $102.7 million for fiscal year 2004, and a net loss of $104.7 million, or $6.50 per share. The net loss includes a $73.6 million non-cash charge for goodwill and intangible asset impairment, and $30.7 million in non-cash depreciation and amortization. EBITDA from continuing operations1 for the fourth quarter was positive $2.5 million.

Allen L. Shulman, Interland's Senior Vice-President and Chief Financial Officer stated, "We have reduced costs and improved our operational efficiencies dramatically this year, even while investing heavily in mainstream market strategies during the first half. We have accomplished cost reductions in nearly every area of the business on essentially level revenue. Since 2002, Network costs are down 18%, Sales & Marketing 26%, G&A 21%, Bad Debt 65%, and
Depreciation and Amortization 17%. Excluding non-cash impairment and depreciation and amortization charges, we have reduced our total operating costs from $135 million in 2002, to $124 million in 2003, and now $101 million in 2004, a reduction of $34 million or 25% over two years. For the fourth quarter, net cash provided by operating activities was positive $2.5 million, and capital expenditures, the majority of which went to servers for new dedicated customers, were $2.2 million."

Interland maintained a strong cash position while reducing liabilities during the year by $18.4 million. As of August 31, 2004, Interland's cash and investment position, which includes cash and equivalents of $25.2 million, short-term unrestricted investments of $2.5 million and restricted investments of $10.9 million, was $38.6 million.

--------
1 EBITDA from continuing operations is a non-GAAP financial measure that is most directly comparable to the GAAP financial measure of Net Loss from continuing operations. Reconciliations of the non-GAAP measure to both Net Loss from continuing operations, as well as to Net Cash Used in Operating Activities, are attached.

INDIRECT CHANNEL GROWTH

Joel Kocher, Interland's Chairman and Chief Executive Officer said, "Our learnings from the extensive field-testing and limited production rollouts conducted in FY04 have enabled us to adjust our product and distribution strategy to meet the growing need of the SME market for effective web site design and online marketing services. Last month, Interland was the first company to introduce a nationally available paid search placement program across multiple search sites, such as Google, Overture, MSN and AOL. Called "MyEzClicks(TM)", the service gives subscribers guaranteed traffic to their website at affordable prices. We have several more online marketing products slated for introduction this fiscal year."

Kocher further stated, "Announced last spring, our distribution strategy to deliver these products has shifted to primarily indirect partnerships. We announced this summer we had signed a distribution agreement with Advanta Corporation, an expert in direct marketing and the 2nd largest issuer of credit cards to our target market. In early fall, we also announced a distribution agreement with Dex Media, one of the premier yellow pages publishers in the U.S. Dex, with its more than 1,000 direct sales force representatives, instantly amplifies our reach to U.S. small businesses. We are already seeing positive early results from this approach, even though these partners are still in the early stages of their respective rollouts."


FUTURE GUIDANCE

The Company announced that it expects the first quarter of fiscal 2005, ending November 30, 2004, to generate EBITDA approaching $2 million on revenues of about $23 million.


CONFERENCE CALL

Interland will conduct a conference call Tuesday, November 16, 2004, at 8:00 a.m. EST, accessible by calling 312-461-9457, no pass code necessary. A replay of the conference call will also be available at 402-220-2306, passcode: 644433. A live webcast via the Internet will be available at www.interland.com, under the Investor Relations section. A replay of the webcast will also be available at the Web site. The webcast is also being distributed over CCBN's Investor Distribution Network to both institutional and individual investors. Individual investors can listen to the call through CCBN's individual investor center at www.fulldisclosure.com or by visiting any of the investor sites in CCBN's Individual Investor Network. Institutional investors can access the call via CCBN's password-protected event management site, StreetEvents (www.streetevents.com).

ABOUT INTERLAND

Interland, Inc. (Nasdaq: INLD) is a leading Web hosting and online services company dedicated to helping small and medium businesses achieve success by providing the knowledge, services and tools to build, manage and promote businesses online. Interland offers a wide selection of online services, including standardized Web hosting, e-commerce, application hosting, and Web site development, marketing and optimization tools. For more information about Interland, please visit www.interland.com.


FORWARD-LOOKING STATEMENTS

Except for the historical information contained in this press release, statements in this press release may be considered forward-looking statements. These forward-looking statements include, but are not limited to: how far we have progressed in our strategic plan for our business; our expectation about the amount of our operating loss and EBITDA in fiscal year 2005;our expectations about churn; our forecast of capital expenditures in the fiscal year; and other statements concerning matters that are not historical facts. Actual results may differ materially from those contained in the forward-looking statements in this press release. Factors which could affect these forward-looking statements, and Interland's business, include but are not limited to: the ability to operate within budgeted expense, the ability of the company to improve customer satisfaction, reduce churn, and expand its customer base as planned, our growing dependence on our reseller and other indirect sales channels, general economic conditions, the impact of competition, quarterly fluctuations in operating results, the loss of customers with failing businesses and customer churn in general, customer acceptance of new products and services, the possible lack of availability of our restricted investments, the retention of key employees, investments in new business opportunities, the company's ability to make infrastructure investments at a lower cost per customer than its competition, higher than expected costs of litigation and the impact of liabilities that could carry over from Micron Electronics' discontinued operations. Certain of these and other risks associated with Interland's business are discussed in more detail in its public filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K, and its proxy statement. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. The Company does not undertake to update its forward-looking statements.

Investor Contact:
Derick Rhoton
404-260-2537
drhoton@interland.com

Media Contact:
Mike Neumeier
404-260-2649
mneumeier@interland.com

                                       ###

INTERLAND, INC.
CONSOLIDATED INCOME STATEMENTS                                                          FISCAL YEAR ENDED
                                                                       --------------------------------------------------------
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)                                 AUGUST 31,          AUGUST 31,           AUGUST 31,
                                                                            2004                2003                 2002
                                                                       --------------------------------------------------------


Revenues                                                                    $ 102,745           $ 106,638            $ 101,628

Operating costs and expenses:
  Network operating costs, exclusive of depreciation shown below               28,254              32,856               34,586
  Sales and marketing, exclusive of depreciation shown below                   19,948              20,269               26,826
  Technical support, exclusive of depreciation shown below                     17,965              15,709               16,845
  General and administrative, exclusive of depreciation shown below            30,835              40,948               38,893
  Bad debt expense                                                              3,690               7,335               10,529
  Depreciation and amortization                                                30,650              56,708               36,719
  Restructuring costs                                                             756               5,072               (1,324)
  Merger and integration costs                                                      -                 494                8,138
  Goodwill impairment                                                          66,587              89,928                    -
  Asset impairment                                                              7,009              13,868                    -
  Other expense (income), net                                                    (192)              1,286                  681
                                                                       --------------------------------------------------------
  Total operating costs and expenses                                          205,502             284,473              171,893
                                                                       --------------------------------------------------------
Operating loss                                                               (102,757)           (177,835)             (70,265)
Interest income (expense), net                                                   (202)               (327)                 752
                                                                       --------------------------------------------------------
Loss from continuing operations before income taxes                          (102,959)           (178,162)             (69,513)
Income tax benefit (expense)                                                        -                (629)              64,241
                                                                       --------------------------------------------------------
Net loss from continuing operations                                          (102,959)           (178,791)              (5,272)
Income/(loss) from discontinued operations, net of tax                         (1,704)              4,912               (6,021)
                                                                       --------------------------------------------------------
Net loss                                                                   $ (104,663)         $ (173,879)           $ (11,293)
                                                                       ========================================================

Net Income/(loss) per share, basic and diluted:
  Continuing operations                                                       $ (6.40)           $ (12.19)             $ (0.38)
  Discontinued operations                                                       (0.10)               0.34                (0.44)
                                                                       --------------------------------------------------------
                                                                              $ (6.50)           $ (11.85)             $ (0.82)
                                                                       ========================================================

Number of shares used in per share calculation:
     Basic and diluted                                                         16,096              14,668               13,739



INTERLAND, INC.
CONSOLIDATED BALANCE SHEETS                                                                     AS OF
(IN THOUSANDS)                                                             -------------------------------------------------
                                                                                   AUGUST 31,            AUGUST 31,
                                                                                      2004                  2003
                                                                           -------------------------------------------------
Assets
   Current assets
        Cash and cash equivalents                                                        $ 25,228             $ 35,255
        Short term investments                                                              2,500               16,300
        Trade receivables, net of the allowance of $381 and $373, respectively              2,431                3,556
        Other receivables                                                                     553                1,604
        Income taxes recoverable                                                                -                  612
        Other current assets                                                                3,479                3,210
        Restricted investments                                                                283                  362
                                                                           -------------------------------------------------
   Total current assets                                                                    34,474               60,899

        Restricted investments                                                             10,609               18,264
        Property plant and equipment, net                                                  24,508               35,935
        Goodwill                                                                                -               66,646
        Intangibles, net                                                                   12,077               24,791
        Other assets                                                                        3,244                  507
                                                                           -------------------------------------------------
Total assets                                                                             $ 84,912            $ 207,042
                                                                           =================================================

Liabilities and shareholders' equity
   Current liabilities
        Accounts payable                                                                  $ 2,517              $ 1,488
        Accrued expenses                                                                   12,105               16,489
        Accrued restructuring charges                                                       4,393                7,166
        Current portion of long-term debt and capital lease obligations                     2,271               10,845
        Deferred revenue                                                                    7,777               10,991
                                                                           -------------------------------------------------
   Total current liabilities                                                               29,063               46,979

        Long-term debt and capital lease obligations                                        3,473                1,654
        Deferred revenue, long-term                                                           268                  354
        Other liabilities                                                                   3,209                5,397
                                                                           -------------------------------------------------
Total liabilities                                                                          36,013               54,384
                                                                           -------------------------------------------------

Commitments and contingencies                                                                   -                    -

Shareholders' equity
        Common stock, $.01 par value, authorized 21 million shares,
         issued and outstanding 16.1 and 16.3 million shares, respectively                    161                  164
        Additional capital                                                                321,091              322,523
        Warrants                                                                            4,603                4,990
        Deferred compensation                                                                (320)              (1,046)
        Note receivable from shareholder                                                     (735)              (2,735)
        Accumulated deficit                                                              (275,901)            (171,238)
                                                                           -------------------------------------------------
Total shareholders' equity                                                                 48,899              152,658
                                                                           -------------------------------------------------

Total liabilities and shareholders' equity                                               $ 84,912            $ 207,042
                                                                           =================================================

INTERLAND, INC.
EBITDA RECONCILIATION                                                                   FOR THE FISCAL YEAR ENDED
                                                                         --------------------------------------------------------
(IN THOUSANDS)                                                                 AUGUST 31,         AUGUST 31,          AUGUST 31,
                                                                                  2004               2003                2002
                                                                         --------------------------------------------------------
Net loss                                                                       $ (104,663)         $ (173,879)         $ (11,293)
                                                                         --------------------------------------------------------
       Depreciation and amortization                                               30,650              56,708             36,719
       Interest expense (income)                                                      202                 327               (752)
       Income tax benefit                                                               -                 629            (64,241)
       Discontinued operations                                                      1,704              (4,912)             6,021
                                                                         --------------------------------------------------------
EBITDA loss from continuing operations                                          $ (72,107)         $ (121,127)         $ (33,546)
                                                                         ========================================================

       Interest income / (expense)                                                   (202)               (327)               752
       Provision for bad debts                                                      3,690               7,335             10,529
       Loss on the sale of assets                                                    (159)              1,641                  -
       Goodwill and asset impairment                                               73,596             103,796                  -
       Other non-cash adjustments                                                     678               2,189              4,271
       Income tax (expense) benefit                                                     -                (629)            64,241
       Changes in assets and liabilities:
          Receivables, net                                                         (1,514)             (2,323)            (9,407)
          Income tax expense (benefit)
          Income tax recoverable                                                      612                 778             19,008
          Other current assets                                                       (206)                742                139
          Accounts payable, accrued expenses, and deferred revenue                 (8,447)            (24,951)           (23,481)
                                                                         --------------------------------------------------------
Net cash provided by (used in) operating activities                              $ (4,059)          $ (32,876)          $ 32,506
                                                                         ========================================================



INTERLAND, INC.
2004 QUARTERLY EBITDA INFORMATION                                                  FOR THE QUARTER ENDED
                                                           ----------------------------------------------------------------------
(In thousands)                                              NOVEMBER 30,      FEBRUARY 29,         MAY 30,          AUGUST 31,
(Unaudited)                                                     2003              2004              2004               2004
                                                           ----------------------------------------------------------------------

Net loss                                                          $ (8,553)        $ (10,100)        $ (81,726)         $ (4,284)

       Depreciation and amortization                                 8,182             8,241             7,331             6,896
       Interest expense (income)                                       138               166              (124)               22
       Discontinued operations                                         582               739               481               (98)
                                                           ----------------------------------------------------------------------
EBITDA loss from continuing operations                               $ 349            $ (954)        $ (74,038)          $ 2,536
                                                           ======================================================================

       Interest income / (expense)                                    (138)             (166)              124               (22)
       Provision for bad debts                                       1,131               935               874               750
       Loss on the sale of assets                                      (22)              (48)              (81)               (8)
       Goodwill and asset impairment                                     -                 -            73,596                 -
       Amortization of deferred compensation                           173               375               173               (43)
       Changes in assets and liabilities:
          Receivables                                                 (598)             (633)             (572)              289
          Income tax recoverable                                         -                 -                 -               612
          Other current assets                                         364               176               521            (1,267)
          Accounts payable, accrued expenses, and
            deferred revenue                                        (3,459)           (4,421)             (182)             (385)
                                                           ----------------------------------------------------------------------
Net cash provided by (used in) operating activities               $ (2,200)         $ (4,736)            $ 415           $ 2,462
                                                           ======================================================================